Exhibit 10.5
COMMONWEALTH OF KENTUCKY
COUNTY OF MADISON
FIRST AMENDMENT TO MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS
AND SECURITY AGREEMENT
(Cross-reference to Mortgage, Assignment of Leases and Rents and Security Agreement recorded in Book M1118, Page 58)
     THIS FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (“Amendment”), executed as of the 5th day of November, 2007, by and between CHURCHILL WEAVERS, INC. (“Mortgagor”), a Kentucky corporation, with an office located at 916 South Burnside Avenue, Gonzales, Louisiana 70737; and THE CIT GROUP/COMMERCIAL SERVICES, INC. (“Lender”), a New York corporation, with an office located at Two Wachovia Center, Suite 2500, 301 South Tryon Street, Charlotte, Mecklenburg County, North Carolina 28282;
WITNESSETH:
     WHEREAS, the Mortgagor executed and delivered to the Lender a certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated July 11, 2006, which was recorded July 12, 2006, in Book M1118, Page 58, County Clerk of Madison County, Kentucky (such Mortgage, Assignment of Leases and Rents and Security Agreement, as amended, modified, restated or supplemented from time to time, being hereinafter called the “Mortgage”), encumbering certain real property owned by the Mortgagor and located in Madison County, Kentucky, as more particularly described in Exhibit A attached hereto and incorporated herein by reference;
     WHEREAS, the Mortgage secures all of the loans, advances, indebtedness, obligations and liabilities now or hereafter owing by the Mortgagor, Crown Crafts, Inc., a Delaware corporation (“CCI”), Crown Crafts Infant Products, Inc., a Delaware corporation (“CCIP”), and Hamco, Inc., a Louisiana corporation (“Hamco”; together with Mortgagor, CCI and CCIP, the “Borrowers” and each a “Borrower”), to the Lender under that certain Financing Agreement, dated July 11, 2006 (such Financing Agreement, as it may hereafter be amended from time to time, being hereinafter called the “Financing Agreement”);
     WHEREAS, the Borrowers and the Lender have entered into a certain First Amendment to the Financing Agreement, dated on or about the date hereof, pursuant to which, among other things, the Lender has agreed to rely upon Section 1.15 of the Mortgage relating to future advances to Borrowers to make a new term loan to the Borrowers in the amount of $5,000,000 and increase the maximum amount of revolving loans that can be outstanding at any one time under the Financing Agreement from $22,000,000 to $26,000,000 and extend the maturity date of the revolving loans; and
     WHEREAS, the parties hereto desire to enter into this Amendment in order to make conforming amendments to the Mortgage as herein set forth;
     NOW THEREFORE, for and in consideration of the premises, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto do hereby agree as follows:
     1. Definitions. Unless otherwise defined in this Amendment, all terms defined in the Mortgage shall have the same meanings herein.
     2. Amendments to Mortgage. The parties intend for the additional indebtedness extended by the Lender to the Borrowers and described in Section 2.1 below to be covered by Section 1.15 of the Mortgage relating to future advances. The Mortgage is hereby amended as follows:
          2.1 Paragraph (a) on page 3 of the Mortgage is amended in its entirety to read as follows:
     “(a) All loans, advances, indebtedness, obligations and liabilities now or from time to time hereafter owing by Mortgagor, Crown Crafts, Inc., a Delaware corporation (“CCI”), Crown Crafts Infant Products, Inc., a Delaware corporation (“CCIP”) and Hamco, Inc., a Louisiana corporation (“Hamco”; together with Mortgagor, CCI and CCIP, the “Borrowers” and each a “Borrower”), to Lender under that certain Financing Agreement, dated of even date herewith (such Financing Agreement and the First Amendment thereto dated November 5, 2007, as it may hereafter be amended from time to time, being hereinafter called the “Financing Agreement,” capitalized terms used but not otherwise defined herein having the same meaning given therein), or under any agreement, instrument or document executed or delivered to Lender in respect of the Financing Agreement or the transactions contemplated thereby, pursuant to which Lender has agreed to make a total credit facility of $31,000,000 available to the Borrowers, including, without limitation:
     (i) A term loan to the Borrowers in the principal amount of $5,000,000 evidenced by the Borrowers’ $5,000,000 Promissory Note (the “Note”), dated of even date with the First Amendment to the Financing Agreement and which Note by this reference is incorporated herein and made a part hereof, which Note has a maturity date of November 1, 2009; and
     (ii) A $26,000,000 revolving line of credit pursuant to which revolving loans may be made, repaid and readvanced in accordance with and evidenced by the Financing Agreement up to an aggregate principal amount of such revolving loans outstanding at any one time in the sum of

$26,000,000, which revolving loans have a maturity date of July 11, 2010.”
          2.2 The first full paragraph on page 4 of the Mortgage beginning with the words “The Financing Agreement” is amended in its entirety to read as follows:
     “The Financing Agreement, this Mortgage, the Note and all other instruments, agreements, documents and guaranty agreements executed in connection with the Financing Agreement or the transactions contemplated thereby are hereinafter collectively called the “Loan Documents”.”
     2.3 Section 1.15 of the Mortgage is amended by deleting therefrom the words and figure “Twenty-Two Million Dollars ($22,000,000)” and by substituting in lieu thereof the words and figure “Thirty-One Million Dollars ($31,000,000).”
     2.4 A new Section 1.16 is added to the Mortgage which shall read as follows:
     “1.16 Line of Credit Portion. The Obligations secured hereby are, in part, a line of credit (as described in KRS Section 382.385) and the total amount secured hereby may decrease or increase from time to time, but the maximum principal amount of credit which may be extended under the line of credit portion of the Obligations and which may be outstanding at any time or times under the line of credit portion of the Obligations is Twenty-Six Million Dollars ($26,000,000.00).”
     3. References to Financing Agreement. All references in the Mortgage to the “Financing Agreement” shall hereafter mean and refer to the Financing Agreement as modified by the First Amendment thereto.
     4. References to Mortgage. All references in the Mortgage to the “Mortgage” shall hereafter mean and refer to the Mortgage as modified by this Amendment.
     5. Effect of Amendment. Except as expressly herein amended, the Mortgage, and each and every term and provision thereof, shall remain in full force and effect, enforceable in accordance with its terms.
     6. Controlling Law; Parties. Nothing contained herein shall in any way constitute a novation of the Obligations of the Mortgage, or impair any of the rights, powers or remedies of Lender in respect of the Obligations or under the Mortgage. This Amendment shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Kentucky.
     7. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by duly authorized corporate officers on the day and year first above written.

MORTGAGOR:

CHURCHILL WEAVERS, INC.

By:	/s/ E. Randall Chestnut

	Title:	President & CEO

LENDER:

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:	/s/ V. R. Wells

	Title:	AVP

ACKNOWLEDGMENTS

STATE OF

COUNTY OF

     I, the undersigned authority, a Notary Public in and for said County, in said state, hereby certify that                                         , the                      of Churchill Weavers, Inc., who is personally known to me to be the same person whose name is signed to the foregoing instrument, acknowledged before me on this day that, being informed of the contents of the instrument, he, in his capacity as such                      and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.
     Given under my hand this the ___day of November, 2007.

Notary Public
My Commission Expires:
Resident of County

STATE OF

COUNTY OF

     I, the undersigned authority, a Notary Public in and for said County, in said state, hereby certify that                                         , the                      of The CIT Group/Commercial Services, Inc., who is personally known to me to be the same person whose name is signed to the foregoing instrument, acknowledged before me on this day that, being informed of the contents of the instrument, he, in his capacity as such                      and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.
     Given under my hand this the ___day of November, 2007.

Notary Public
My Commission Expires:
Resident of County

PREPARED BY AND WHEN RECORDED RETURN TO:

HUNTON & WILLIAMS LLP

BY:
JEREMY M. DEESE, ESQ.

Bank of America Plaza, Suite 3500 101 South Tryon Street
Charlotte, North Carolina 28280
Telephone: (704) 378-4700

EXHIBIT A
Churchill Weavers, 100 Churchill Drive, Berea, Madison County, Kentucky 40403
A certain tract of land located on the south side of Lorraine Court, approximately 420 feet east of Estill Street in Berea, Madison Co., Kentucky, and being bound by survey (job no. 5592) made November 22, 1995, by Charles E. Black, a Licensed Land Surveyor (L.S. 670), and shown as Tract 4A on a certain plat which is recorded in Plat Book 13, page 65, in the office of the Madison County Clerk, Richmond, Kentucky, to which reference is made for a more complete description, and said property being more particularly described as follows:
TRACT 4A:
Beginning at an existing pipe in the south right of way line of Lorraine Court and west corner to lot 9 of Lorraine Court Subdivision; thence leaving said right of way line with the line of lot 9 S41º 19’ 32“E 151.82 feet to an existing bolt in a 1/2” pipe; thence continuing with lot 9 for a portion of and lot 11 for the remainder of N53º 32’ 00” E 100.01 feet to a steel pin at the common corner of lots 11 and 13; thence leaving the line of lot 11 on a new line dividing the lands of Tract 4 S51º 02’ 37” E 266.00 feet to an existing steel pin & cap in the line of the Berea Country Club; thence continuing with the lines of the Berea Country Club two (2) calls: S39º 12’ 22” E 325.21 feet to an existing steel pin; thence, S45º 55’ 37” W 157.78 feet to an existing 3/4” pipe & cap in the line of lot 8 of Churchill Acres Subdivision (Robert Nunnery); thence leaving the lines of the Berea Country Club with the line of lot 8 for a portion of, lot 7 (John S. Cooke) for a portion of, lot 6 (J. Randolph Osborne) for a portion of and lot 5 (London Peoples) for the remainder of four (4) calls: N44º 17’ 09” W 142.99 feet to an existing 3/4” pipe; thence, S45º 20’ 15” W 123.61 feet to an existing steel pin & cap; thence, N49º 16’ 36” W 238.40 feet to an existing 1 1/2” pipe; thence, N49º 16’ 36” W 227.37 feet to an existing 1 1/2” pipe and common corner to Tract 5; thence continuing with the line of Tract 5 N24º 09’ 10” W 25.39 feet to an existing steel pin & cap and corner to Lot 1 of Lorraine Court Subdivision; thence continuing with lot 1 N54º 06’ 54” E 63.00 feet to an existing 6” bolt and common corner to lot 1 & 3; thence continuing with lot 1 N41º 22’ 15” W 140.30 feet to an existing steel pin & cap in the south right of way line of Lorraine Court; thence continuing with said right of way line N48º 51’ 06” E 150.21 feet to an existing pipe and point of beginning and containing 4.44 acres.
Being a portion of the property conveyed to Churchill Weavers, Inc. by David C. Churchill and Eleanor F. Churchill, husband and wife, pursuant to that certain Deed dated June 12, 1952, recorded in Deed Book 152, Page 335, of the real estate records of Madison County Clerk’s office.
THERE IS EXCEPTED AND EXCLUDED from the above-described property, the following conveyance from Churchill Weavers, Inc., a Kentucky corporation, to Richard Bellando and Lila Bellando, by deed dated March 26, 2007, of record in Deed Book 619, Page 431, in the Madison County Clerk’s Office, said exclusion being more particularly described as follows, to wit:
A certain tract of land located on the south side of Lorraine Court approximately 420.00’ from the intersection of Lorraine Court and Forest Street and being bound by a Class A Survey

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prepared by Central Kentucky Land Surveying, Inc., Jay Webb, LS 3505, and further described as follows:
Beginning at a set steel pin (1/2” rebar, 18” long with yellow plastic cap stamped CKLS WEBB LS 3505) in the south right of way line of Lorraine Court (20.00’ from existing centerline) and in the line of Lot 3, Lorraine Court Subdivision, Plat Book 1, Page 18, said pin being located, N 48° 04’12” E 30.00’ from a found steel pin with no cap comer to Lot 3, Lorraine Court Subdivision, Plat Book 1, Page · 18, and Deborah R. Whatley, Deed Book 442, Page 63, Lot 1, Lorraine Court Subdivision, Plat Book 1, Page 18; thence continuing with the right of way line of Lorraine Court, N 48° 04’ 12” E 80.00’ to a set steel pin (1/2” rebar, 18” long with yellow plastic cap stamped CKLS WEBB LS 3505) in the south right of way line of Lorraine Court and in the line of Lot 7, Lorraine Court Subdivision, Plat Book 1, Page 18; thence leaving the south right of line of Lorraine Court on new lines dividing the lands of Churchill Weavers, Deed Book 152, Page 335, Lot 3, 5 & 7, Plat Book 1, Page 18, S 42° 11’ 39” E 66.01’ to a set steel pin (1/2” rebar, 18” long with yellow plastic cap stamped CKLS WEBB LS 3505); thence S 04° 47’ 32” E 42.52’ to a set steel pin (1/2” rebar, 18” long with yellow plastic cap stamped CKLS WEBB LS 3505); thence S 47° 58’ 23” W 54.47’ to a set steel pin (1/2” rebar, 18” long with yellow plastic cap stamped CKLS WEBB LS 3505); thence N 42° 01’ 37” W 100.00’ to the point of beginning, hereby designated as Lot 1, 0.017 Acres (7572 Sq. Ft.); and
For further detail see plat prepared by Central Kentucky Land Surveying, Inc., dated 3/14/07, of record in Plat Cabinet 24, Slide 106, in the Madison County Clerk’s Office.

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